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                                                                    EXHIBIT 10.2

                              ASSUMPTION AGREEMENT
                              --------------------



  ASSUMPTION AGREEMENT (this "Assumption Agreement"), dated as of July 31, 1997, among AMETEK Aerospace Products, Inc. ("New AMETEK"), a Delaware corporation, AMETEK, Inc. ("AMETEK"), a Delaware corporation, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") for the Banks referred to below. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used as so defined.



                             W I T N E S S E T H :
                             - - - - - - - - - -

       WHEREAS, AMETEK, various financial institutions (the "Banks") and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, AMETEK, all as contemplated therein;

       WHEREAS, in connection with the Divestiture, New AMETEK intends to assume all rights, obligations, duties and liabilities of AMETEK under the Credit Agreement; and

       WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that New AMETEK assumes all of AMETEK's rights, obligations, duties and liabilities under the Credit Agreement;

       NOW, THEREFORE, it is agreed:


  1. By executing and delivering this Assumption Agreement, New AMETEK hereby becomes a party to the Credit Agreement as the "Borrower" thereunder, and hereby expressly assumes all rights, obligations, duties and liabilities of AMETEK under the Credit Agreement and the other Credit Documents. Upon the effectiveness of this Assumption Agreement, (i) all references in the Credit Agreement to the "Borrower" shall be deemed to be references to New AMETEK and
(ii) AMETEK shall be released from all its rights, obligations, duties and liabilities under the Credit Agreement and the other Credit Documents.

  2. To induce the Administrative Agent to enter into this Assumption Agreement, New AMETEK hereby represents, warrants and agrees as follows:

       a) on the date hereof and after giving effect to New AMETEK's execution and delivery of this Assumption Agreement, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and
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       b)   on and after the date hereof, New AMETEK will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of the "Borrower" under the Credit Agreement and all of its obligations under any other Credit Document executed and delivered by the "Borrower".

  3. This Assumption Agreement shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Administrative Agent.

  4. This Assumption Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with New AMETEK and the Administrative Agent.

  5. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
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       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Assumption Agreement to be duly executed and delivered as the date first above written.


                           AMETEK, INC.


                           By  /s/ Deirdre D. Saunders
                             -------------------------
                                 Name:  Deirdre D. Saunders
                                 Title:  Treasurer


                           AMETEK AEROSPACE PRODUCTS,
                           INC.


                           By  /s/ Deirdre D. Saunders
                             -------------------------
                                 Name:  Deirdre D. Saunders
                                 Title:  Treasurer


                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent


                           By  /s/ Carol A. Ulmer
                             --------------------
                                 Name:  Carol A. Ulmer
                                 Title:  Vice President